Unigene Laboratories, Inc.	Form 10-Q – Period Ended June 30, 2012

Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Unigene Laboratories, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian Zietsman, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian Zietsman
Brian Zietsman
Executive Director, Finance
Principal Financial Officer
August 9, 2012

A signed original of this written statement required by Section 906 has been provided to Unigene Laboratories, Inc. and will be retained by Unigene Laboratories, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.